EQ ADVISORS TRUSTSM

SUPPLEMENT DATED OCTOBER 1, 2019 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2019, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2019, as supplemented, of EQ Advisors Trust (“Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the portfolio managers for the following Portfolio:

Multimanager Mid Cap Growth Portfolio

Effective October 1, 2019, Michael Carmen will no longer have responsibility for the securities selection, research, and trading for a portion of the Active Allocated Portion of the Multimanager Mid Cap Growth Portfolio. All references to Michael Carmen in the Summary Prospectus, Prospectus and SAI are deleted in their entirety as of that date.